UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 11, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed by Zila, Inc. (the “Company”) in reports filed by the Company with the Securities and Exchange Commission, the Company consummated two private placements (the “Private Placements”) in 2006, pursuant to which certain securities of the Company, including shares of the Company’s common stock, warrants to purchase shares of the Company’s common stock, and unsecured and secured convertible notes (collectively, the “Securities”), were issued.
     On August 13, 2007, the Company entered into an Amendment Agreement (the “Amendment Agreement”) with certain investors pursuant to which it repurchased certain of the Securities (including shares of common stock and warrants to purchase common stock) issued in the Private Placements and amended the notes issued in the Private Placements (as amended, the “Amended and Restated Secured Notes”).
     On June 3, 2008, the Company entered into a Second Amendment Agreement (the “Second Amendment Agreement”) with Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, Atlas Master Fund, Ltd. and Balyasny Asset Management, L.P. (collectively, the “Investors”). Pursuant to the Second Amendment Agreement, the Company obtained relief with respect to the free cash and EBITDA covenants contained in the Amended and Restated Secured Notes.
     On September 11, 2008, the Company entered into a Third Amendment Agreement (the “Third Amendment Agreement”) with the Investors. Pursuant to the Third Amendment Agreement, the Company included a “blocker” provision in the Amended and Restated Secured Notes (as amended, the “Third Amended and Restated Secured Notes”). Specifically, the Third Amended and Restated Secured Notes now include the following provision:
“Limitation on Conversion. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 4 hereof, in the event that, after giving effect to such conversion, the Holder (together with the Holder’s Affiliates) would beneficially own in excess of 4.999% (the “Maximum Percentage”) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note, but shall exclude the number of shares of Common Stock that would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note (if any) beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Company Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. For purposes of this Section 16, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 16, in determining the number of issued and outstanding shares of Common Stock, the Holder may rely on the number of issued and outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company, or (z) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock issued and outstanding. Upon the request of the Holder, the Company shall within one (1) Business Day confirm to the Holder the number of shares of Common Stock then issued and outstanding. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (x) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (y) any such increase or decrease will apply only to the Holder and not to any other holder of the Company Notes. The provisions of this Section 16 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 16 to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.”
     Other than as described above, the Third Amended and Restated Secured Notes were unchanged. The Third Amended and Restated Secured Notes are in the same aggregate principal amount of $12,000,001.20 and continue to be due July 31, 2010. Interest is payable on the Third Amended and Restated Secured Notes quarterly at 7% in cash or, at the option of the Company, at 8% in shares of the Company’s common stock at a price equal to 90% of the average closing bid price of the Company’s common stock for the ten trading days immediately prior to the relevant interest payment date. The Third Amended and Restated Secured Notes are convertible into shares of the Company’s common stock at the option of the holders thereof at a conversion rate $2.20 per share, which, if fully converted and assuming no adjustments to the conversion price, could result in the issuance of an additional 5,454,546 shares of common stock.
     Copies of the form of Third Amended and Restated Secured Note and Third Amendment Agreement are attached hereto as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by this reference.
Item 1.02. Termination of a Material Definitive Agreement.
     The information set forth in Item 1.01 above is incorporated into this Item 1.02 by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information regarding the transactions contemplated under the Third Amendment Agreement, as set forth in Item 1.01 above, is incorporated into this Item 2.03 by this reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Third Amended and Restated Senior Secured Convertible Note due July 2010

10.1	Third Amendment Agreement, dated September 11, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 15, 2008

ZILA, INC.
By:	/s/ Gary V. Klinefelter
Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Form of Third Amended and Restated Senior Secured Convertible Note due July 2010

10.1	Third Amendment Agreement, dated September 11, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.